BancAnalysts Association of Boston Conference

November 3, 2016

PNC

Cautionary Statement Regarding Forward-Looking and Adjusted Information

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation may contain forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Any such forward-looking statements are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2015 Form 10-K and our 2016 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as fee income and tangible common shareholders equity, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under "About Us - Investor Relations." Our SEC filings are available both on our corporate website and on the SEC's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Highlights for Nine Months 2016

- Delivered high quality and consistent results
- Compared with the same period a year ago:
  - Grew net interest income
  - Grew fee income
  - Controlled expenses
  - Grew loans and deposits
  - Maintained strong capital and liquidity positions
- Continued to execute on our strategic priorities to create long-term shareholder value

Net Income

$2.9 billion

Net Interest Income

$6.3 billion

Fee Income

$4.2 billion

– Fee income (Non-GAAP) - Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits. See reconciliation in Appendix.

Executing Strategic Priorities

Designed to create value

- We are focused on our strategic priorities to drive higher fee income, control expenses and create long-term value

Building a Leading Banking Franchise in Our Underpenetrated Markets

Capturing More Investable Assets

Reinventing the Retail Banking Experience

Bolstering Critical Infrastructure and Streamlining Core Process

Navigating the Current Environment

PNC is poised to succeed independent of rates

- PNC has additional levers to create positive operating leverage absent rate increases
  - Digitize customer acquisition, fulfillment and payments
  - Transform retail banking
  - Enhance delivery and get paid for value
  - Accelerate lending
  - Redesign the home lending process

Mike Lyons

EVP, Head of Corporate & Institutional Banking (C&IB)

Key Takeaways

PNC

- C&IB performing well
- Attractive business model
- Consistent through-the-cycle strategy
- Credit markets following historical cyclical patterns
- Lending market conditions have been challenging
- Pursuing organic growth opportunities
- Well positioned for the next through-the-cycle growth opportunity

C&IB Overview

- C&IB serves businesses and government and not-for-profit entities with annual revenue of $5 million and greater

PNC Trailing 12 Month Earnings

$ billions


Rest of PNC $2.0
C&IB $2.0

C&IB Financial Highlights

$ billions	TTM 9/30/16
Revenue	$5.5
Net income	$2.0
Efficiency ratio	40 %

	3Q16
Average loans	$123
Average credit exposure	$225
Average deposits	$83
NPAs to loans (period end)	0.5 %
Headcount (period end)	4,684

- TTM – Refers to trailing twelve months.
- NPA – Nonperforming assets.
- Credit exposure – Loans outstanding plus unfunded commitments.

C&IB Businesses

PNC

Corporate Banking
- Cash flow lending to clients >$50 million sales
- Industry Verticals
- Asset-Backed Finance

#6 C&I Lender

Commercial Banking
- Cash flow lending to clients $5 - $50 million sales

#6 C&I Lender

Business Credit
- Asset-Based Lending
- Recurring Revenue Lending
- Steel City Capital

Top-3 ABL Lender

Equipment Finance
- Vendor Finance
- Specialty Finance
- Leases and Loans

#4 Bank-Owned Equipment Finance Company

PNC Real Estate
- Real Estate Banking
- Multifamily
- Tax Credit Capital
- Midland Loan Servicing

#5 CRE Lender
#2 Loan Servicer

Treasury Management
- Payables
- Receivables
- Liquidity
- Information Services
- International

#5 in TM Revenue

Debt Capital Markets
- Loan Syndications
- Corporate Securities

Top-5 Middle Market Loan Syndicator

Capital Markets
- FX
- Derivatives
- Fixed Income
- FIG Banking

Harris Williams
- M&A Advisory

~300 M&A Transactions Over Last 5 Years

Solebury
- Equity Advisory
- Investor Relations Services
- Corporate Communications

A Leading IPO Advisor

– See notes on page 34 for detail on rankings.

C&IB Strategy

PNC

To be the leading relationship-based provider of traditional banking products and services through-the-cycle

Relationship-Based

- Add value to clients
- Consistent local market coverage with vertical expertise
- Regional President model

Traditional Products and Services

- Domestic focus
- Intentional product gaps
- Leading Treasury Management business

Through-the-Cycle

- Risk-adjusted return discipline
- Strong controls
- Proven track record

Highly Cyclical Business


Moody's Speculative Grade Default Rate
16 %
14 %
12 %
10 %
8 %
6 %
4 %
2 %
0 %
1986
1988
1990
1993
1995
1997
2000
2002
2004
2007
2009
2011
2014
2016

Performed Well Through-the-Cycle

C&IB Loan Growth vs. Industry



40 %
30 %
20 %
10 %
0 %
(10) %
(20) %
PNC C&IB
Industry
+27 points
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12

Strategic Acquisitions

National City 2008

KBC 2010

RBC 2012

C&IB Growth: 2007 to 2012

Revenue +3x

Earnings +5x

Loans +3x

– Represents year-over-year growth in quarterly average loans. Industry based on Federal Reserve H8 report. See notes on page 34 for further information.
– KBC – Refers to PNC's acquisition of KBC Business Capital, an asset-based lending business in the United Kingdom.
– RBC – Refers to PNC's acquisition of RBC Bank (USA).

Environment Shifted in 2013

The PNC Financial Services Group, Inc.

BancAnalysts Association of Boston

November 7, 2013

Current External Market Conditions

- Clients in great financial shape, but cautious
- Revolver utilization low; client cash balances high
- Credit losses near cyclical lows
- Banks, nonbanks and capital markets aggressively seeking commercial assets
- Pricing compressed, tenor up, terms looser
- Difficult to generate required returns on loan-only deals

No Change in Risk Appetite


C&IB Risk Appetite Box
Past
Present
Future
1 2 3 4 5
1 2 3 4 5
1 2 3 4 5

So Our Growth is Slowing


C&IB Year-Over-Year Growth in Average Loans
14%
21%
32%
32%
28%
22%
12%
10%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Lending Market Conditions

PNC

S&P 500 Growth in Operating Earnings


125 %
100 %
75 %
50 %
25 %
0 %
(25) %
(50) %
2000
2004
2008
2012
2016
BAAB 2013

Corporate Leverage


3.0 x
2.8 x
2.6 x
2.4 x
2.2 x
2.0 x
1.8 x
2000
2004
2008
2012
2016
BAAB 2013

C&I Loan Delinquencies


5 %
4 %
3 %
2 %
1 %
0 %
2000
2004
2008
2012
2016
BAAB 2013

Bank Loan Yields


8 %
6 %
4 %
2 %
0 %
2000
2004
2008
2012
2016
BAAB 2013

– See notes on page 34 for further information.

Loan Growth has Slowed as Expected


C&IB Loan Growth vs. Industry
Industry
PNC C&IB
25 %
20 %
15 %
10 %
5 %
0 %
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
-4 points

– Represents year-over-year growth in quarterly average loans. Industry based on Federal Reserve H8 report. See notes on page 34 for further information.

Loan Growth Detail



PNC Commercial Real Estate Loan Growth vs. Industry
Including Commercial Real Estate Related Loans
PNC
Industry
20 %
16 %
12 %
8 %
4 %
0 %
(4) %
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

PNC Detail

$ billions, at period end	4Q07	2Q16
PNC CRE and Commercial Real Estate Related Loans	$ 15	$ 39
PNC CRE and Commercial Real Estate Related Loans as a percent of Tangible Common Equity	249 %	118 %
PNC Construction and Land Development Loans as a percent of PNC CRE and Commercial Real Estate Related Loans	33 %	20 %

- CRE – Commercial Real Estate.
- Loan categories based on regulatory reporting. Industry data from SNL Financial. See notes on page 34 for further information.
- Tangible common equity (Non-GAAP) – See reconciliation in Appendix.

C&IB Noninterest Income Contribution has Risen

BAAB 2013

3Q13 YTD C&IB Noninterest Income / Total Revenue


WFC 49 %
KEY 48 %
BAC 46 %
STI 39 %
USB 35 %
FITB 34 %
JPM 33 %
PNC 31 %
CFG 27 %
CMA 20 %
COF 18 %

BAAB 2016

3Q16 YTD C&IB Noninterest Income / Total Revenue


KEY 50 %
BAC 46 %
WFC 45 %
STI 38 %
PNC 36 %
FITB 33 %
JPM 31 %
USB 29 %
CMA 28 %
CFG 27 %
COF 20 %

- See notes on page 35 for further information.
- C&IB for other banks refers to reported business segments similar to PNC C&IB.

New Markets Progress – Southeast



PNC FATHER SON CHALLENGE
THE RITZ-CARLTON GOLF CLUB® ORLANDO

PNC MUSIC PAVILION CHARLOTTE

+33 %
Comparative Market Productivity

+50 %
Credit Exposure

ASO MUSIC DIRECTOR SEARCH presented by PNC

4X
Joint Lead Arranger Roles

+30 %
Unaided Awareness

+105 %
Non-Credit Revenue



– See notes on page 35 for further information.

New Markets Progress – Chicago



- **+31 %** Unaided Awareness
- **+38 %** Non-Credit Revenue
- **+50 %** Credit Exposure
- **+51 %** Comparative Market Productivity
- **2X** Joint Lead Arranger Roles



PNC Center
AT HALAS HALL
BEARS

– See notes on page 35 for further information.

Invested in Our Product Set

New businesses and products since 2013

- PINACLE Credit Management Module
- Jeffries REIT Partnership
- Tax Preservation Fund Management
- Same Day ACH
- Cerberus PNC Senior Loan Fund L.P.
- Equity Capital Markets Advisory (Solebury)
- Investor Relations Advisory (Solebury)
- Operating Rail
- Recurring Revenue Lending
- Health Savings Account
- Deposit License and Canadian Lockbox
- Investment Grade Utilities Sales & Trading
- Structured Finance Advisory
- PNC Advisory Solutions
- PINACLE Mobile
- ESOP Advisory
- Commercial Card

Built Advisory Platform

PNC

Debt Advisory

PNC DEBT CAPITAL MARKETS

A top 5 arranger of Middle Market loan syndications

M&A Advisory

Harris Williams & Co. middle market

A preeminent Middle Market investment bank focused on best-in-class mergers & acquisitions advisory services

ESOP Advisory

PNC ESOP SOLUTIONS

Relationship-based ESOP expertise with $3+ billion in capital committed to over 150 ESOP companies across the U.S.

IPO Advisory

SOLEBURY CAPITAL

A premier Equity Capital Markets and Investor Relations Advisory firm advising ~250 IPOs, follow-ons and block trades since 2013

– See notes on page 35 for further information.

C&IB Contributing to Sales Growth Across Broader PNC Platform

PNC

Institutional Asset Management

Reported in Asset Management Group Segment


10 %
24 %
2015
3Q16 YTD

Merchant Services

Reported in Retail Banking Segment


8 %
31 %
2015
3Q16 YTD

– Represents year-over-year growth in C&IB-driven sales.

Investing in Our Technology

System	Status
New commercial loan origination platform	Implemented
New Tax Credit Capital reporting system	Implemented
New asset-based lending system	Implemented
New cloud-enabled data center platform	In Process
New leasing system	In Process
New ACH / wire system	In Process
New CRM platform	In Process

Managing Expenses while Investing for Growth


C&IB Noninterest Expense
$ billions
$2.03
$2.00
$2.06
$2.15
$1.63
2012
2013
2014
2015
3Q16 YTD

Strategic Growth Priorities


Treasury Management
Middle Market Expansion
Prepare for Next Cycle
Southeast and Chicago

Treasury Management

PNC

Business Overview

- $1.6 billion in trailing 12 month revenue
- >80 % of C&IB primary clients use Treasury Management services
- Small capital requirement drives very high returns
- Scale business with recurring revenue and strong underlying secular trends
- Bespoke solutions align well with our value-added relationship model

Phoenix-Hecht Middle Market Ratings

Key Categories	Grade
Overall Customer Service	A
Overall RM Effectiveness	A
Web Product Satisfaction	A
Lockbox Satisfaction	A
Remote Deposit Satisfaction	A
ACH Satisfaction	A+
Credit Card Satisfaction	A
Wire Satisfaction	A-
Disbursement Satisfaction	A

Received A-level grade in 21 of 22 rated categories – more than any other bank in the survey

– See notes on page 35 for further information.

Secular Change in Treasury Management

PNC

Cash Services




PITTSBURGH NATIONAL

Corporate Payments


PINACLE
PNC


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Investing in Treasury Management

PNC

New Products	Talent	Infrastructure	Digitization
A/P Advantage	Development Program	Payments Engine	APIs
Global Netting	Senior Leaders	CRM System	PINACLE
B2C E-Payments	Data Analysts	Big Data	Mobile Delivery

FinTech Investments

TRANSACTIS

Digital Asset Holdings

Zelle

EARLY WARNING

The Clearing House

CareCloud

Treasury Management Results

PNC Treasury Management Revenue

$ millions


$ 950
$ 999
$ 1,162
+5 %
+16 %
3Q14 YTD
3Q15 YTD
3Q16 YTD

2015 Product Growth vs. Industry

Product Category	Growth vs. Industry
Cash Logistics	Above
Purchasing Card	Above
Demand Deposit Account	Above
Wire	Above
Controlled Disbursement Account	Above
Check	Above
Wholesale Lockbox	Above
Information Reporting	Above
ACH / EDI	Below
Account Reconcilement	Below
Retail Lockbox	Below

– See notes on page 35 for further information.

Expansion of Middle Market and Corporate Finance

Strong Platform

Accretive to C&IB efficiency ratio and return on equity

~11 year average relationship manager tenure at PNC

Ranked by Greenwich Associates as the #1 bank by Net Promoter Score

Early success in Southeast expansion

Additional Opportunity in Top Markets

- Underpenetrated in 15 of the top-25 largest U.S. metropolitan markets
- Historically pursued middle market banking in markets with retail branch presence
- Undersized in middle market relative to competitors
- Growing middle market loans more slowly than competitors

– See notes on page 35 for further information.

Expansion of Middle Market and Corporate Finance

PNC

Action Plan

- Expand metro market coverage organically over time
- Announced new markets: Dallas, Kansas City, Minneapolis
- Run Southeast game plan
- Deliver full suite of products and services
- Leverage Regional President model
- Combine internal talent and local hires

Investment Opportunity

- ✓ **Modest upfront investment**
- ✓ **~3 years to breakeven**
- ✓ **Significant upside if able to replicate Southeast success**

Key Takeaways

PNC

- C&IB performing well
- Attractive business model
- Consistent through-the-cycle strategy
- Credit markets following historical cyclical patterns
- Lending market conditions have been challenging
- Pursuing organic growth opportunities
- Well positioned for the next through-the-cycle growth opportunity

Appendix: Notes

- Page 9
  - C&I lender ranking based on regulatory designation for commercial and industrial loans sourced from SNL Financial as of 2Q16.
  - ABL lender ranking from Commercial Finance Association and reflects total ABL assets as of year-end 2015.
  - Bank-owned equipment finance company ranking from Monitor and reflects net lease assets as of year-end 2015.
  - CRE lender ranking based on regulatory commercial real estate designation that consists of U.S. multifamily, U.S. non-owner occupied CRE, U.S. construction and land development loans and CRE loans not secured by real estate. Sourced from SNL Financial as of 2Q16.
  - Loan servicer ranking from the Mortgage Bankers Association and reflects commercial loan servicing assets as of 2Q16.
  - TM revenue ranking from Ernst & Young and reflects total revenue for 2015.
  - Middle market loan syndicator ranking reflects non-sponsor led, non-leveraged middle market ranking by volume sourced from Thomson Reuters LPC for 3Q16 YTD.
- Page 12
  - Data for PNC C&IB based on quarterly average of total C&IB loans. Loan growth data for the industry represents the quarterly average of monthly reported C&I and CRE loans from the Federal Reserve H8 survey of all U.S. commercial banks.
- Page 14
  - S&P 500 growth in operating earnings represents year-over-year growth in trailing twelve month operating earnings for the S&P 500 as sourced from S&P.
  - Corporate leverage represents gross leverage for U.S. non-financial investment grade issuers as sourced from Bank of America Merrill Lynch Global Research.
  - C&I loan delinquencies represent quarterly seasonally adjusted C&I loan delinquencies as sourced from the Federal Reserve.
  - Bank loan yields represent spread on BBB bank loans as sourced from Thomson Reuters LPC plus 3 month LIBOR as sourced from Bloomberg, presented on a quarterly average basis.
- Page 15
  - Data for PNC C&IB based on quarterly average of total C&IB loans. Loan growth data for the industry represents the quarterly average of monthly reported C&I and CRE loans from the Federal Reserve H8 survey of all U.S. commercial banks.
- Page 16
  - Loans included in regulatory commercial real estate designation include U.S. multifamily, U.S. non-owner occupied CRE, U.S. construction and land development loans and CRE loans not secured by real estate. PNC reflects consolidated company based on regulatory reports. Industry represents all U.S. commercial banks as sourced from SNL Financial.

- Page 17
  - Includes those banks in PNC's peer group, as well as Comerica and Citizens, that have reported business segments similar to C&IB. M&T and Regions are excluded because 3Q16 segment information unavailable as of 10/28/16.
- Pages 18 and 19
  - Comparable market productivity represents C&IB revenue derived from the Southeast or Chicago markets, as appropriate, divided by the population for the associated market compared with the same calculation for C&IB's average non-Southeast and non-Chicago markets. Comparable market productivity growth from 2012 – 2015.
  - Credit exposure – loans outstanding plus unfunded commitments; growth from 3Q12 – 3Q16.
  - Joint lead arranger role - one of the top lenders in a syndicate which takes a role in managing books, coordinating the syndication strategy, and preparing the documentation to some degree; growth from 2012 – 2016.
  - Unaided awareness – a measure of people who express knowledge of PNC without prompting based on PNC surveys conducted by third party; Southeast growth from 2012 – 2015 and Chicago growth from 2013 – 2015.
  - Non-credit revenue – C&IB revenue related to deposits, treasury management, capital markets and equipment finance; growth from 3Q12 – 3Q16.
- Page 21
  - Middle market loan syndicator ranking reflects non-sponsor led, non-leveraged middle market ranking by volume sourced from Thomson Reuters LPC for 3Q16 YTD.
- Page 26
  - Treasury management revenue reflects PNC's consolidated treasury management revenue for the trailing twelve months ended 9/30/16.
  - Primary clients represent those in C&IB's Commercial Banking business with >$10 thousand in trailing twelve month revenue and for all other businesses of C&IB >$50 thousand in trailing twelve month revenue.
  - Ratings from Phoenix-Hecht 2016 Treasury Management Monitor survey.
- Page 30
  - Treasury management revenue reflects PNC's consolidated treasury management revenue for the first 9 months of 2014, 2015 and 2016.
  - Table compares industry product growth information from Ernest & Young 2016 Cash Management Services survey with internal PNC data.
- Page 31
  - Greenwich rankings based on 2Q16 rolling four quarter survey results of middle market firms ($50 million - $500 million in sales) in the PNC footprint.

Appendix: Cautionary Statement Regarding Forward-Looking Information

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our current view that the U.S. economy will grow moderately in the latter half of 2016, boosted by stable oil/energy prices, improving housing activity and moderate job gains, and that short-term interest rates and bond yields will hold fairly steady before gradually rising late this year. Specifically, our business outlook reflects our expectation of a 25 basis point increase in short-term rates by the Federal Reserve in December 2016. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
  - Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and initiatives of the Basel Committee.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.

Cautionary Statement Regarding Forward-Looking Information

- Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
- Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2015 Form 10-K and our 2016 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

Appendix: **Non-GAAP to GAAP Reconciliation**

PNC

Fee Income

$ in millions	For the nine months ended Sep. 30, 2016	Sep. 30, 2015	Change 9/30/16 vs. 9/30/15
Asset management	$1,122	$1,168	($46)
Consumer services	1,039	986	53
Corporate services	1,117	1,097	20
Residential mortgage	425	453	(28)
Service charges on deposits	495	481	14
Total fee income	$4,198	$4,185	$13
Other, including net securities gains	829	1,001	(172)
Total noninterest income, as reported	$5,027	$5,186	($159)

Tangible Common Shareholders' Equity

$ in millions, except per share data	Dec. 31, 2007	Jun. 30, 2016
Tangible common shareholders' equity (Non-GAAP)		
Common shareholders' equity	$14,847	$42,103
Goodwill and Other intangible assets	(8,853)	(9,432)
Deferred tax liabilities on Goodwill and Other intangible assets	119	307
Tangible common shareholders' equity (Non-GAAP)	$6,113	$32,978

Appendix: **Ticker Symbols**

PNC Peer Group	
The PNC Financial Services Group, Inc.	PNC
Bank of America Corporation	BAC
BB&T Corporation	BBT
Capital One Financial, Inc.	COF
Fifth Third Bancorp	FITB
JPMorgan Chase & Co.	JPM
KeyCorp	KEY
M&T Bank Corporation	MTB
Regions Financial Corporation	RF
SunTrust Banks, Inc.	STI
U.S. Bancorp	USB
Wells Fargo & Company	WFC
Other	
Citizens Financial Group, Inc.	CFG
Comerica Incorporated	CMA